UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – October 28, 2005

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State of other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.03 Amendment to the Bylaws

On October 24, 2005, the Board of Directors of Questar Corporation (“the Company”) approved a change in the Company’s Bylaws to revise the portion of Section 39 addressing signatures on stock certificates.  The revision amended Section 39 to read in pertinent part:  “Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by any two of the following officers:  the Chief Executive Officer, Chief Financial Officer, Corporate Secretary or Assistant Secretary, Treasurer or Assistant Treasurer of the Corporation.”

Section 39 previously provided, in pertinent part:  “Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chief Executive Officer, President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation.”

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)
October 28, 2005	/s/S. E. Parks
Senior Vice President and Chief Financial Officer

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